UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 193 4

December 19, 2011
Date of Report (Date of earliest event reported)

UNITED COMMUNICATIONS PARTNERS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53530	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Sveavägen 17, Box 3061, SE-103 61, Stockholm, Sweden	SE-103 61
(Address of principal executive offices)	(Zip Code)

+46 8660 7333
Registrant’s telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02         Unregistered Sales of Equity Securities.

We have completed the following sales of equity securities in transactions that have not been registered under the Securities Act of 1933, as amended (the “Act”) and that have not been reported on our previously filed periodic reports filed under the Securities Exchange Act of 1934 (the “Exchange Act”):

  We issued the following shares of our common stock to the holder of convertible notes issued by us on May 27, 2010, which shares were issued in reliance of the exemption from the registration requirements under the Securities Act provided by Section 3(a)(9) of the Securities Act:
Date of Issuance	Number of Shares Issued
November 7, 2011	11,267,606
November 28, 2011	24,390,244
December 12, 2011	24,324,324
December 19, 2011	16,666,667
  We issued the following shares of our common stock to the holder of convertible notes issued by us on May 6, 2011, which shares were issued in reliance of the exemption from the registration requirements under the Securities Act provided by Section 3(a)(9) of the Securities Act:
Date of Issuance	Number of Shares Issued
January 3, 2012	37,037,037
January 17, 2012	54,545,455

Item 8.01 – Other Events

Repayment Agreement

As previously disclosed, we obtained a loan from a private investor in the amount of $250,000 on March 15, 2010. The loan bears interest and was due one year from the date of issue. We have agreed with the lender to a repayment schedule for the outstanding balance of this loan whereby we will pay equal monthly payments of $13,889 starting December 12, 2011 (paid) and continuing thereafter on the first day each month until the balance of principal and accrued interest has not been repaid. If we default, then the lender may choose between (i) enforcing the claim through court action, and (ii) converting unpaid debt including interest back from March 15, 2010 to shares of our common stock at a 50% discount to the last three weeks average bid price of our shares.

Repayment of Secured Convertible Notes

As disclosed in our quarterly reports on Form 10-Q for the six months ended June 30, 2011 and for the nine months ended September 30, 2011, we issued an 8% secured convertible note of $40,000 on May 6, 2011. We repaid $18,000 of the principal amount of this secured convertible note in full on January 19, 2012. The balance of the convertible note was converted into shares of our common stock, as disclosed further above under Item 3.02 – Unregistered Sales of Equity Securities.

As disclosed in our Form 10-Q for the nine months ended September 30, 2011, we issued an 8% secured convertible note of $40,000 on August 4, 2011. We repaid this secured convertible note in full on January 19, 2012 and no shares of our common stock were issued in connection with any conversion of this convertible note.

_____________________________

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED COMMUNICATIONS PARTNERS INC.

Date: January 30, 2012	By:	/s/ Niclas Fröberg
	Name:	Niclas Fröberg
	Title:	President and CEO